UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 1, 2006

                                 VALCOM, INC.
				-------------
            (Exact name of registrant as specified in its charter)


       Delaware                 000-28416                    58-1700840
    ---------------	  ------------------------	-------------------
    (State or other       (Commission File Number)         (IRS Employer
    jurisdiction of              	                Identification No.)
     incorporation)



                  2525 NORTH NAOMI STREET, BURBANK, CA 91504
		  ------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (818) 848-5800


               920 South Commerce Street, Las Vegas, Nevada 89106
	  -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                          1065 Avenue of the Americas
                           New York, New York 10018
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4 (c)  under the
    Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 1, 2006, Armando C. Ibarra CPA (the "Former Accountant") declined to stand for re-appointment as the independent registered public accounting firm for ValCom, Inc. (the "Company") due to the Former Accountant's decision to discontinue its Public Company Accounting Oversight Board (PCAOB) registration. The Company has engaged Kempisty & Company (the "New Accountant"), as its new independent registered public accounting firm. The Company's decision to engage the New Accountant was approved by its Board of Directors on February 5, 2007.

The reports of the Former Accountant on the financial statements of the Company for each of the two most recent fiscal years, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years, except that the Former Accountant's opinion in its report on the Company's financial statements for each of the last two fiscal years expressed substantial doubt with respect to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B.

During the Company's two most recent fiscal years and the subsequent interim period through the date of resignation, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.


The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (c)    Exhibits.

          16.1     Letter from Former Accountant.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VALCOM, INC.

Date: February 16, 2007         By: /s/ Vince Vellardita
				    --------------------
                                    Vince Vellardita, Chief Executive Officer
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